SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K


                              CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


            Date of Report (Date of earliest event reported) :
                             January 19, 2004

                                   SPARTECH CORPORATION
          (Exact name of registrant as specified in its charter)

                                         DELAWARE
              (State or other jurisdiction of incorporation)

                     1-5911                           43-0761773
           (Commission File Number)                (IRS Employer
                                                   Identification No.)

     120 South Central Avenue, Suite 1700, Clayton, Missouri    63105
    (Address of principal executive offices)                (Zip Code)

                                        (314) 721-4242
           (Registrant's Telephone Number, Including Area Code)




                           SPARTECH CORPORATION

                                 FORM 8-K



Item 9.  Regulation FD Disclosure

     The registrant's press release dated January 20, 2004 providing guidance for fiscal 2004 first quarter and annual financial results is furnished with this Current Report on Form 8-K as Exhibit 99.1.



                                     2


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPARTECH CORPORATION



Date    January 19, 2004           By /s/ Randy C. Martin
                                      Randy C. Martin
                                      Executive Vice President and
                                      Chief Financial Officer


                                     3


                               EXHIBIT INDEX


Exhibit
Number         Description

 99.1 Press release of Spartech Corporation dated January 19, 2004.



                                    4